Exhibit 10.1

MEMORANDUM OF UNDERSTANDING

BETWEEN

[1]
RENEWAL FUEL CORP (Company No. E0635182007-8), a limited liability company incorporated in the State of California, United States of America with its registered address at 4625, West Nevso Dr. STE 2, Las Vegas 89103, United States of America (“RFC”) of the first party;

AND

[2]
SOLIGRESS SDN BHD (Company No. 666416-D), a limited liability company incorporated in Malaysia with its registered office at No. 2-2, Jalan SS6/6, Kelana Jaya, 47301 Petaling Jaya, Selangor Darul Ehsan, Malaysia (“SSB”) of the third part.

(collectively, “Parties” and individually, “Party”)

WHEREFORE THE PARTIES HEREBY SET FORTH THEIR AGREEMENT:

1.	Purchase by SSB

1.1	Subject to the terms in this Memorandum, SSB shall purchase 8,750,000 common stock of RFC (the “Purchased Shares).

1.2
The Parties agree that upon completion of the purchase, SSB and WILLIAM H. VAN VLIET III (USA DL NO. V514-928-65-323-0) (“BILL”) shall hold the entire issued stock in RFC in the following proportion (the Shareholding Proportion”):

BILL	12.5%
SSB	87.5%
Total	100.0%

1.3	The Parties agree that no additional stock can be issued without mutual consent.

2.	Purchase Price

SSB shall pay the sum of $650,000-00 to RFC as the price for the Subscription Shares (the “Purchase Price”) in accordance with Clause 3 below.

3.	Completion Date

Within 10 days from the signing of this Memorandum, SSB shall pay the Purchase Price to RFC the “Completion Date”).

4.	Utilization of Purchase Price

The Parties agree that the Purchase Price shall be utilized for the following purposes:

Purpose	Amount

Amount to be used as	$500,000.00
Collateral to establish lines of
Credit for US banks

Amount for start-up expenses	$150,000.00
Total:	$650,000.00

5.	Bank Account & Cheque Signatories

5.1	Unless otherwise agreed by the Parties in writing, the Parties agree that RFC shall maintain one bank account for the time being.

5.2
There will be 2 cheque signatories for any amount above USD5,000-00 with one cheque signatory to be CHO NAM SANG and the other cheque signatory to be WILLIAM H. VAN VLIET III.  For any amount of USD5,000-00 and below, WILLIAM H. VAN VLIET III may be the sole cheque signatory

In witness whereof the authorized signatories of the Parties have executed this Memorandum of Understanding the day and year abovewritten.

RENEWABLE FUEL CORP

Name	: WILLIAM H. VAN VLIET III
Designation	: Chief Executive Officer
Date	: 17 September 2007

SOLIGRESS SDN BHD

Name	: NG HUAT CHAI
Designation	: Director
Date	: 17/9/07